Income Taxes	6 Months Ended
Oct. 31, 2023
Income Taxes [Abstract]
Income taxes

Note 10 – Income taxes

(a) Corporate Income Taxes

The Company is in Japan and is subject to Japanese national and local income taxes, inhabitant tax, and enterprise tax, which, in the aggregate, represent a statutory income tax rate of approximately 30.6% for the six months ended October 31, 2022 and 2023.

The effective tax rate for the six months ended October 31, 2022 and 2023 were approximately 0.1% and -0.1%, respectively. The effective income tax rate is different from the statutory tax rate for the six months ended October 31, 2022 primarily due to changes in valuation allowance and capitalized IPO related costs. The effective income tax rate is different from the statutory tax rate for the six months ended October 31, 2023 primarily due to changes in valuation allowance, capitalized IPO related costs, and share based compensation.

Significant components of the provision for income taxes are as follows:

	For the six months ended October 31, 2022	For the six months ended October 31, 2023
	JPY	JPY	USD
	(Unaudited)	(Unaudited)	(Unaudited)
Current income tax expense	145,000	-	-
Deferred tax (benefit) expense	56,966	(188,496)	(1,245)
TOTAL OPERATING REVENUES	201,966	(188,496)	(1,245)

For the purpose of presentation in the balance sheets, deferred income tax assets and liabilities have been offset. Significant component of deferred tax assets and liabilities are as follows:

	As of April 30, 2023	As of October 31, 2023
	JPY	JPY	USD
		(Unaudited)	(Unaudited)
Net operating loss carry forward	198,703,446	265,545,808	1,753,241
Write off of other receivable	15,005,181	13,282,990	87,700
Lease liabilities	1,199,363	4,619,063	30,497
Research and development costs - capitalized for tax purposes	3,966,700	3,511,429	23,184
Temporary difference in depreciation	2,781,224	2,650,511	17,500
Write off of guarantee money deposited	2,665,941	2,359,963	15,581
Bonus accrual	1,010,374	2,057,357	13,584
Others	212,039	308,604	2,037
Valuation allowance	(222,921,425)	(287,930,064)	(1,901,030)
Deferred tax assets	2,622,843	6,405,661	42,294
Right-of-use assets – operating lease	(1,199,363)	(4,619,063)	(30,497)
Accrued business tax receivable	(1,421,684)	-	-
Others	(190,292)	(1,786,598)	(11,797)
Deferred tax liabilities	(2,811,339)	(6,405,661)	(42,294)
Total	(188,496)	-	-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences.

(b) Consumption tax

Consumption tax collected and remitted to tax authorities is excluded from revenue, cost of sales, and expenses in the statements of operations. The Company has been subject to the applicable consumption tax rate of 10%, with an 8% rate applicable to a limited number of exceptions based on the new Japanese tax law. For overseas sales, the Company is exempted from paying consumption tax. The Company can deduct all its qualified input consumption tax paid when purchasing from suppliers, against the output consumption tax derived from domestic sales. The Company is eligible for consumption tax refund from the tax authorities for excess input consumption tax, which is recorded as consumption tax receivable in the prepaid expenses and other current assets on the balance sheets.